UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________

FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

MEGA MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28881	88-0403762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

MEGA MEDIA GROUP, INC.
(Address of principal executive offices)

1122 Coney Island Avenue, Brooklyn, NY	11235
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(718) 947-1100

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 7, 2008, the Mega Media Group, Inc. (the “Company”) entered into a 9% promissory note (individually, the “Note”) for an amount of $100,000 with Lawrence Kopylov.  Pursuant to the terms of the Note, the Note matures on March 7, 2008 and on that date, the Company must repay Mr. Kopylov the principal amount of the loan plus the interest that accured on the Note at the rate of 9% per annum.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On February 11, 2008, the Mega Media Group, Inc. (the “Company”) entered a 9% convertible promissory note (individually, the “Convertible Note”) for an amount of $90,000 with ESJA Enterprises, Inc. (the “Holder”).  Pursuant to the terms of the Convertible Note, the Holder shall have the right from time to time, and at any time on or prior to maturity to convert all or any part of the outstanding and unpaid principal amount of this Convertible Note into fully paid and non-assessable shares of Common Stock, $.001 par value per share.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the amount of principal and accrued interest to be converted (“Conversion Amount”) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”).  The Conversion Price shall be equal to the average closing bid price of the Common Stock (as reported by Bloomberg L.P.) on the OTC Bulletin Board for the ten (10) trading days prior to the date of the Conversion Notice (the “Conversion Date”) multiplied by .80 provided that the Notice of Conversion is submitted by to the Company before 6:00 p.m., New York, New York time on such Conversion Date.

These shares underlying the Convertible Note are issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, this shareholder had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement dated February 7, 2008 by and between the Company and Lawrence Kopylov
10.2	Form of Convertible Promissory Note by and between the Company and the Holder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: February 15, 2008	By:	/s/ Alex Shvarts
	Name:	Alex Shvarts
	Title:	Chief Executive Officer